Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports Fourth Quarter 2024 Results
Singapore – November 13, 2024 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S,” “our,” or the “Company”), today announced the financial results of its fourth fiscal quarter ended September 28, 2024. The Company reported fourth quarter net revenue of $181.3 million, net income of $12.1 million, representing EPS of $0.22 per fully diluted shares, and non-GAAP net income of $18.5 million, representing non-GAAP EPS of $0.34 per fully diluted share.

Quarterly Results - U.S. GAAP

	Fiscal Q4 2024	Change vs. Fiscal Q4 2023	Change vs. Fiscal Q3 2024
Net Revenue	$181.3 million	down 10.4%	down 0.2%
Gross Margin	48.3%	up 90 bps	up 170 bps
Income from Operations	$2.7 million	down 86.2%	down 67.5%
Operating Margin	1.5%	down 810 bps	down 310 bps
Net Income	$12.1 million	down 48.1%	down 1.2%
Net Margin	6.7%	down 480 bps	down 10 bps
EPS – Diluted	$0.22	down 46.3%	up 0%
Quarterly Results - Non-GAAP

	Fiscal Q4 2024	Change vs. Fiscal Q4 2023	Change vs. Fiscal Q3 2024
Income from Operations	$12.7 million	down 51.7%	down 20.2%
Operating Margin	7.0%	down 600 bps	down 170 bps
Net Income	$18.5 million	down 37%	down 4.1%
Net Margin	10.2%	down 430 bps	down 40 bps
EPS - Diluted	$0.34	down 33.3%	down 2.9%
A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of non-GAAP Financial Results” section.

Fusen Chen, Kulicke & Soffa’s President and Chief Executive Officer, stated, “We continue to drive market adoption of our advanced packaging and assembly solutions including vertical wire, high-power interconnect (HPI), advanced dispense and fluxless thermo-compression (FTC). Demand for these solutions is anticipated to accelerate along with coordinated General Semiconductor and Automotive market recovery through fiscal year 2025."

The transition to emerging chiplet and heterogeneous applications — which are enabling new levels of performance and transistor density — position Kulicke & Soffa for additional share gains within leading-edge logic. Beyond this emerging FTC solution which is supporting leading-edge assembly transitions; high-volume memory, automotive and LED applications are also requiring new assembly solutions which can deliver package-level transistor density improvements. These growing market needs are being directly supported through Kulicke & Soffa's portfolio of vertical wire, advanced dispense and advanced display solutions.
Fiscal Year 2024 Financial Highlights
•Net revenue of $706.2 million.
•Gross margin of 38.1%.
•Net loss of $69.0 million or $(1.24) per fully diluted share; non-GAAP net income of $1.6 million or $0.03 per fully diluted share.
•GAAP cash from operations of $31.0 million; Adjusted free cash flow of $14.9 million.
•The Company repurchased a total of 3.2 million shares of common stock at a cost of $151.0 million.
•Cash, cash equivalents, and short-term investments were $577.1 million as of September 28, 2024.

Fourth Quarter Fiscal 2024 Financial Highlights
•Net revenue of $181.3 million.
•Gross margin of 48.3%.
•Net income of $12.1 million or $0.22 per fully diluted share; non-GAAP net income of $18.5 million or $0.34 per fully diluted share.
•GAAP cash from operations of $31.6 million; Adjusted free cash flow of $29.2 million.
•The Company repurchased a total of 1.0 million shares of common stock at a cost of $42.7 million.

First Quarter Fiscal 2025 Outlook
The Company currently expects net revenue in the first fiscal quarter of 2025, ending December 28, 2024, to be approximately $165.0 million, +/- $10 million, GAAP diluted EPS to be approximately $1.45 +/- 10%, and non-GAAP diluted EPS to be approximately $0.28, +/- 10%. This outlook includes favorable claim/proceeds relating to cessation of business due to the cancellation of Project W - which was disclosed on March 11, 2024.
A reconciliation between the GAAP and non-GAAP financial outlook is provided in the financial tables included at the end of this press release.
Earnings Conference Webcast
A webcast to discuss these results will be held tomorrow, November 14, 2024, beginning at 8:00am EST. The live webcast link, supplemental earnings presentation, and archived webcast will be available at investor.kns.com. To access the audio-only portion of the live webcast, parties may call +1-877-407-8037 or internationally +1-201-689-8037.
A replay will be available from approximately one hour after the completion of the call by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13743544.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per fully diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration cost, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, impairment relating to equity investments, income tax expense arising from discrete tax items triggered by acquisition, disposal of business (both via a sale or an abandonment), restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.
Management uses both U.S. GAAP metrics as well as non-GAAP metrics to evaluate the Company’s operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors’ ability to view the Company's results from management's perspective. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure discussed in this press release is contained in the financial tables at the end of this press release.

About Kulicke & Soffa

Founded in 1951, Kulicke & Soffa specializes in developing cutting-edge semiconductor and electronics assembly solutions enabling a smart and more sustainable future. Our ever-growing range of products and services supports growth and facilitates technology transitions across large-scale markets, such as advanced display, automotive, communications, compute, consumer, data storage, energy storage and industrial.

Caution Concerning Results and Forward Looking Statements
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our thermo-compression products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the persistent macroeconomic headwinds on our business, actual or potential inflationary pressures, disruptions, breaches or failures in our information technology systems and network infrastructures, interest rate and risk premium adjustments, falling customer sentiment, or economic recession caused directly or indirectly by geopolitical tensions, our ability to develop, manufacture and gain market acceptance of new products, our ability to operate our business in accordance with our business plan and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed on November 16, 2023, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Twelve months ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Net revenue	$181,319	$202,320	$706,232	$742,491
Cost of sales	93,662	106,481	437,478	383,836
Gross profit	87,657	95,839	268,754	358,655

Operating expenses:
Selling, general and administrative	42,645	37,380	155,142	145,493
Research and development	38,763	37,616	151,214	144,701
Impairment charges	—	—	44,472	21,535
Acquisition-related cost	—	13	—	511
Amortization of intangible assets	1,266	1,356	5,188	6,099
Restructuring	2,294	—	5,234	879
Total operating expenses	84,968	76,365	361,250	319,218
Income/(loss) from operations	2,689	19,474	(92,496)	39,437
Other income / (expense):
Interest income	7,423	9,500	34,230	32,906
Interest expense	(29)	(26)	(89)	(142)
Income/(loss) before income taxes	10,083	28,948	(58,355)	72,201
Income tax (benefit) / expense	(2,034)	5,591	10,651	15,053
Net income / (loss)	$12,117	$23,357	$(69,006)	$57,148

Net income / (loss) per share:
Basic	$0.22	$0.41	$(1.24)	$1.01
Diluted	$0.22	$0.41	$(1.24)	$0.99

Cash dividends declared per share	$0.20	$0.19	$0.80	$0.76

Weighted average shares outstanding:
Basic	54,368	56,442	55,613	56,682
Diluted	54,871	57,408	55,613	57,548

	Three months ended		Twelve months ended
Supplemental financial data:	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Depreciation and amortization	$4,839	$8,111	$24,735	$28,857
Capital expenditures	3,091	4,217	13,736	47,702
Equity-based compensation expense:
Cost of sales	240	289	1,277	1,192
Selling, general and administrative	4,441	3,841	18,524	16,239
Research and development	1,758	1,311	7,090	5,313
Total equity-based compensation expense	$6,439	$5,441	$26,891	$22,744

	As of
	September 28, 2024	September 30, 2023
Number of employees	2,746	3,025

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	September 28, 2024	September 30, 2023
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$227,147	$529,402
Short-term investments	350,000	230,000
Accounts and notes receivable, net of allowance for doubtful accounts of $49 and $49 respectively	193,909	158,601
Inventories, net	177,736	217,304
Prepaid expenses and other current assets	46,161	53,751
TOTAL CURRENT ASSETS	994,953	1,189,058

Property, plant and equipment, net	64,823	110,051
Operating right-of-use assets	35,923	47,148
Goodwill	89,748	88,673
Intangible assets, net	25,239	29,357
Deferred tax assets	17,900	31,551
Equity investments	3,143	716
Other assets	8,433	3,223
TOTAL ASSETS	$1,240,162	$1,499,777

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	58,847	49,302
Operating lease liabilities	7,718	6,574
Accrued expenses and other current liabilities	90,802	103,005
Income taxes payable	26,427	22,670
TOTAL CURRENT LIABILITIES	183,794	181,551

Deferred tax liabilities	34,594	37,264
Income taxes payable	31,352	52,793
Operating lease liabilities	33,245	41,839
Other liabilities	13,168	11,769
TOTAL LIABILITIES	$296,153	$325,216

SHAREHOLDERS' EQUITY
Common stock, no par value	596,703	577,727
Treasury stock, at cost	(881,830)	(737,214)
Retained earnings	1,242,558	1,355,810
Accumulated other comprehensive loss	(13,422)	(21,762)
TOTAL SHAREHOLDERS' EQUITY	$944,009	$1,174,561

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,240,162	$1,499,777

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Net cash provided by operating activities	$31,619	$77,492	$31,037	$173,404
Net cash (used in) / provided by investing activities, continuing operations	(117,983)	70,386	(138,501)	(91,338)
Net cash used in financing activities, continuing operations	(54,371)	(19,518)	(196,100)	(111,876)
Effect of exchange rate changes on cash and cash equivalents	965	(764)	1,309	3,675
Changes in cash and cash equivalents	(139,770)	127,596	(302,255)	(26,135)
Cash and cash equivalents, beginning of period	366,917	401,806	529,402	555,537
Cash and cash equivalents, end of period	$227,147	$529,402	$227,147	$529,402

Short-term investments	350,000	230,000	350,000	230,000
Total cash, cash equivalents, and short-term investments	$577,147	$759,402	$577,147	$759,402

Reconciliation of U.S. GAAP Income from Operating
to Non-GAAP Income from Operation and Operating Margin
(In thousands, except percentages)
(unaudited)

	Three months ended
	September 28, 2024	September 30, 2023	June 29, 2024
Net revenue	$181,319	$202,320	$181,650
U.S. GAAP income from operations	2,689	19,474	8,277
U.S. GAAP operating margin	1.5%	9.6%	4.6%

Pre-tax non-GAAP items:
Amortization related to intangible assets	$1,266	$1,356	1,250
Acquisition-related costs	—	13	—
Equity-based compensation	6,439	5,441	6,363
Restructuring	2,294	—	—
Non-GAAP income from operations	$12,688	$26,284	$15,890
Non-GAAP operating margin	7.0%	13.0%	8.7%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(in thousands, except per share data)
(unaudited)

	Twelve months ended	Three months ended
	September 28, 2024	September 28, 2024	September 30, 2023	June 29, 2024
Net revenue	$706,232	$181,319	$202,320	$181,650
U.S. GAAP net income	(69,006)	12,117	23,357	12,264
U.S. GAAP net margin	(9.8)%	6.7%	11.5%	6.8%

Non-GAAP adjustments:
Amortization related to intangible assets	$5,188	$1,266	$1,356	1,250
Restructuring	5,234	2,294	—	—
Acquisition-related costs	—	—	13	—
Equity-based compensation	26,891	6,439	5,441	6,363
Impairment charges	44,472	—	—	—
Income tax benefit - US one-time transition tax	(6,461)	(6,461)	—	—
Net income tax (benefit)/expense on non-GAAP items	(4,752)	2,866	(758)	(568)
Total non-GAAP adjustments	70,572	6,404	6,052	7,045
Non-GAAP net income	1,566	18,521	29,409	19,309
Non-GAAP net margin	0.2%	10.2%	14.5%	10.6%

U.S. GAAP net income per share:
Basic	(1.24)	0.22	0.41	0.22
Diluted(a)	(1.24)	0.22	0.41	0.22

Non-GAAP adjustments per share:(b)
Basic	1.27	0.12	0.11	0.13
Diluted	1.27	0.12	0.10	0.13

Non-GAAP net income per share:
Basic	$0.03	$0.34	$0.52	$0.35
Diluted(c)	$0.03	$0.34	$0.51	$0.35

Weighted average shares outstanding:
Basic	55,613	54,368	56,442	55,280
Diluted	55,613	54,871	57,408	55,724
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share includes amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, acquisition and integration cost, equity-based compensation expenses, impairment relating to business cessation or disposal, income tax benefit from the U.S. Tax Court opinion in Varian Medical Systems, Inc. v. Commissioner related to the U.S. one-time transition tax and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Twelve months ended	Three months ended
	September 28, 2024	September 28, 2024	September 30, 2023	June 29, 2024
U.S. GAAP net cash provided by operating activities	$31,037	$31,619	$77,492	$26,897
Expenditures for property, plant and equipment	(16,148)	(2,468)	(9,281)	(2,683)
Proceeds from sales of property, plant and equipment	27	27	273	—

Non-GAAP adjusted free cash flow	14,916	29,178	68,484	24,214

Reconciliation of U.S. GAAP to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

	First quarter of fiscal 2025 ending December 28, 2024
	GAAP Outlook	Adjustments	Non-GAAP Outlook
Net revenue	$165 million +/- $10 million	—	$165 million +/- $10 million
Operating expenses	$4.0 million +/- 2%	$(66.5) million B,C, D,E	$70.5 million +/- 2%
Diluted EPS(1)	$1.45 +/- 10%	$(1.17) A, B, C, D ,E, F	$0.28 +/- 10%

Non-GAAP Adjustments
A. Equity-based compensation - Cost of sales			0.5
B. Equity-based compensation - Selling, general and administrative and Research and development			6.3
C. Amortization related to intangible assets			1.4
D. Restructuring expenses			0.8
E. Claim/proceeds relating to cessation of business			(75.0)
F. Net income tax effect of the above items			2.4
(1) GAAP and non-GAAP diluted EPS based on approximately 54.2 million diluted weighted average shares outstanding.
The tables above reconcile our GAAP to non-GAAP guidance based on the current outlook. The guidance does not incorporate the impact of any potential business combinations, divestitures, restructuring activities, strategic investments and other significant transactions. The timing and impact of such items are dependent on future events that may be uncertain or outside of our control.